                                                                    EXHIBIT 4.11
                                                                    ------------

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                       9% SENIOR SUBORDINATED DEBENTURES
                                    DUE 2009
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                          FOR ANY AND ALL OUTSTANDING
                       9% SENIOR SUBORDINATED DEBENTURES
                                    DUE 2009

                                       OF
                              SILGAN HOLDINGS INC.


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 1997 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                                  Deliver to:
               The First National Bank of Chicago, Exchange Agent

        By Registered Mail, Certified Mail,       By Facsimile:
        Overnight Courier or Hand Delivery:       (212) 240-8938

         The First National Bank of Chicago       Confirm by Telephone:
         c/o First Chicago Trust                  (212) 240-8801
               Company of New York
         14 Wall Street
         8th Floor, Window 2
         New York, New York 10005
         Attn:  Corporate Trust Administration

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus dated _______________, 1997 (the "Prospectus") of Silgan Holdings Inc. (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange an equal principal amount of its newly issued 9% Senior Subordinated Debentures due 2009 (the "New Debentures") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for its outstanding 9% Senior Subordinated Debentures due 2009 (the "Old Debentures"). Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be completed by a holder of Old Debentures only if certificates for Old Debentures are to be forwarded herewith. Certificates, or Book-Entry Confirmation (as defined herein) of a book-entry transfer of such Old Debentures into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message (as defined below) in lieu of this Letter of Transmittal. The term "Book-Entry Confirmation" means a confirmation of a book-entry transfer of Old Debentures into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such participant.

     Holders of Old Debentures whose certificates are not immediately available, or who are unable to deliver their certificates or a Book-Entry Confirmation and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Debentures according to the guaranteed delivery procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 hereto. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Debentures are registered on the books of the Issuer or any other person who has obtained a properly completed assignment from a registered holder. Holders who wish to tender their Old Debentures and are not eligible to tender their Old Debentures via a Book-Entry Confirmation and an Agent's Message must complete in its entirety and execute and deliver this Letter of Transmittal.

--------------------------------------------------------------------------------
           DESCRIPTION OF 9% SENIOR SUBORDINATED DEBENTURES DUE 2009
--------------------------------------------------------------------------------

                                              AGGREGATE
                                              PRINCIPAL AMOUNT     PRINCIPAL
NAMES AND ADDRESS(ES) OF                      OF DEBENTURES        AMOUNT OF
REGISTERED HOLDERS (PLEASE    CERTIFICATE     REPRESENTED BY       DEBENTURES
FILL IN, IF BLANK)            NUMBER(S)/1/    CERTIFICATE(S)/2/    TENDERED/3/
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                   TOTAL
------------------------------------------------------------------------------

  /1./  Need not be completed by book-entry holders.

  /2./ Unless indicated in the column labeled "Principal Amount of Debentures Tendered," any tendering Holder of 9% Senior Subordinated Debentures due 2009 will be deemed to have tendered the entire principal amount represented by the column labeled "Aggregate Principal Amount of Debentures Represented by Certificate(s)."

  /3./ The minimum permitted tender is $1,000 in principal amount of 9% Senior Subordinated Debentures due 2009. All other tenders must be in integral multiples of $1,000.

  If the space provided above is inadequate, list the certificate numbers, the aggregate principal amount of Debentures represented by each such certificate and the principal amount of Debentures tendered with respect to each such certificate on a separate signed schedule and affix the list to this Letter of Transmittal.

--------------------------------------------------------------------------------

{__}  CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

{__} CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:
                               -------------------------------------------------
Account Number:
                ----------------------------------------------------------------

Transaction Code Number:
                         -------------------------------------------------------

{__} CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

 Name(s) of Registered Holder(s) of Old Debentures:
                                                    ----------------------------

 -------------------------------------------------------------------------------

 Date of Execution of Notice of Guaranteed Delivery:
                                                     ---------------------------

 Window Ticket Number (if available):
                                      ------------------------------------------

 Name of Institution which Guaranteed Delivery:
                                                --------------------------------

 Account Number (if delivered by book-entry transfer):
                                                       -------------------------

{__} CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
               ---------------------------------------

      Address:
               ---------------------------------------

               ---------------------------------------

     SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 4, 5 and 6)             (See Instructions 4, 5 and 6)
------------------------------------------    --------------------------------
 To be completed ONLY (i) if certificates     To be completed ONLY if
 for Old Debentures not tendered, or New      certificates for Old Debentures
 Debentures issued in exchange for Old        not tendered, or New Debentures
 Debentures accepted for exchange, are to     issued in exchange for Old
 be issued in the name of someone other       Debentures accepted for
 than the undersigned, or (ii) if Old         exchange, are to be sent to
 Debentures tendered by book-entry transfer   someone other than the
 which are not exchanged are to be returned   undersigned, or to the
 by credit to an account maintained at DTC.   undersigned at an address other
                                              than that shown above.

 Issue certificate(s) to:                     Mail to:

 Name:                                        Name:
       --------------------------------------       ---------------------------
                (Please Print)                            (Please Print)

 Address:                                     Address:
          -----------------------------------          ------------------------

 -------------------------------------------- ---------------------------------
             (Include Zip Code)                       (Include Zip Code)


 -------------------------------------------- ---------------------------------
 (Tax Identification or Social Security No.)    (Tax Identification or Social
                                                        Security No.)
 Credit Old Debentures not exchanged and
 delivered by book-entry transfer to the
 DTC account set forth below:

 --------------------------------------------
 DTC Account Number


-------------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Debentures indicated above. Subject to and effective upon the acceptance for exchange of this principal amount of Old Debentures tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Debentures tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Debentures with full power of substitution to (i) deliver certificates for such Old Debentures, or transfer ownership of such Old Debentures on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present certificates for such Old Debentures for transfer or evidence of book-entry transfer of such Old Debentures and to transfer the Old Debentures on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Debentures,
(iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Debentures and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, or a broker-dealer who receives such New Debentures directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Debentures issued in exchange for the Old Debentures pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, or a broker-dealer who receives such New Debentures directly from the Issuer to resell pursuant to Rule 144A or any other available exemption under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Debentures are acquired in the ordinary course of such holders' business and such holders are not engaging in and do not intend to engage in a distribution of the New Debentures and have no arrangement or understanding with any person to participate in a distribution of such New Debentures. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Debentures. If the undersigned is a broker-dealer that will receive New Debentures for its own account in exchange for Old Debentures that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Debentures; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and exchange of the Old Debentures tendered hereby.

     For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Debentures when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Debentures are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Debentures will be returned (or, in the case of Old Debentures tendered by book-entry transfer, such Old Debentures will be credited to an account maintained at
DTC), without expense to the tendering Holder as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Debentures pursuant to any of the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Debentures" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and return any Old Debentures not tendered or not exchanged in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Debentures, please credit such New Debentures and any Old Debentures not tendered or exchanged to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange and any certificates for Old Debentures not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Debentures issued in exchange for the Old Debentures accepted for exchange in the name(s) of, and return any Old Debentures not tendered or not exchanged and send said certificates to, the person(s) so indicated or, in the case of a book-entry transfer of Old Debentures, please credit such New Debentures and any Old Debentures not tendered or not exchanged to the account indicated above maintained at DTC. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Debentures from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Debentures so tendered.

     Holders of Old Debentures who wish to tender their Old Debentures and
(i) whose Old Debentures are not immediately available, or (ii) who cannot deliver their Old Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Old Debentures according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
              OLD DEBENTURES ARE BEING PHYSICALLY TENDERED HEREBY


-------------------------------------------------- -----------------------------
                                                                (Date)

-------------------------------------------------- -----------------------------
Signature(s) of Registered Holder(s)                            (Date)
or Authorized Signatory

Area Code and Telephone Number:
                                ----------------------

     The above lines must be signed by the registered holder(s) of Old Debentures as their name(s) appear(s) on the certificate for the Old Debentures or by person(s) authorized to become registered holder(s) by a properly completed assignment from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Debentures to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.

Name(s):
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                                      (Please Print)

Capacity:
          ----------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                                    (Include Zip Code)

    Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
    (If required by Instruction 4)

    ----------------------------------------------------------------------------
                                  (Authorized Signature)

    ----------------------------------------------------------------------------
                                         (Title)

    ----------------------------------------------------------------------------
                                      (Name of Firm)

Dated              , 1997
     --------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


  1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD DEBENTURES.

      This Letter of Transmittal is to be completed only if Certificates are to be forwarded herewith. Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Debentures may be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). Although delivery of Old Debentures may be effected through ATOP, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signatures guarantees, or an Agent's Message in lieu of this Letter of Transmittal, and any other required documents, must in any case be delivered to and received by the Exchange Agent at its address set forth above on or prior to the Expiration Date, or the guaranteed delivery procedure set forth in this Instruction 1 must be complied with.

      The method of delivery of the tendered Old Debentures, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Debentures should be sent to the Issuer.

      Holders who wish to tender their Old Debentures and (i) whose Old Debentures are not immediately available, or (ii) who cannot deliver their Old Debentures, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Debentures according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through a participant in a Recognized Signature Guarantee Medallion Program (either a participant in the Securities Transfer Association Medallion Program (STAMP) or the Stock Exchange Medallion Program (SEMP)) (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Debentures, the certificate number or numbers of such Old Debentures (unless such Old Debentures are to be tendered via a Book-Entry Confirmation) and the principal amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, (A) either (1) this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Debentures or (2) an Agent's Message delivered in connection with a book-entry transfer, and (B) any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent or otherwise received by the Exchange Agent; and (iii) either (A) such properly completed and executed Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing all tendered Old Debentures, or (B) an Agent's Message delivered in connection with a book-entry transfer, and all other documents required by this Letter of Transmittal, all in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Debentures who wishes to tender his Old Debentures pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Debentures according to the guaranteed delivery procedures set forth above.

      All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Debentures and withdrawal of tendered Old Debentures will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Debentures not properly tendered or any Old Debentures the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Debentures. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Debentures must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Debentures, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Debentures received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Debentures, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. TENDER BY HOLDER. Only a Holder of Old Debentures may tender such Old Debentures in the Exchange Offer. Any beneficial holder of Old Debentures who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Debentures, either make appropriate arrangements to register ownership of the Old Debentures in such holder's name or obtain a properly completed assignment from the registered holder.

  3. PARTIAL TENDERS. Tenders of Old Debentures will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Old Debenture certificate is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 9% Senior Subordinated Debentures due 2009" above. The entire principal amount of Old Debentures set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Debentures is not tendered, then an Old Debenture certificate for the principal amount of Old Debentures not tendered and a certificate or certificates representing New Debentures issued in exchange for any Old Debentures accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, or, in the case of a book-entry transfer, such Old Debentures certificate and the certificate or certificates representing New Debentures will be credited to an account maintained as DTC, promptly after the Old Debenture is accepted for exchange.

  4. SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Old Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Debenture without alteration, enlargement or any change whatsoever.

      If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Debentures tendered and the certificate or certificates for New Debentures issued in exchange therefor are to be issued (or any untendered principal amount of Old Debentures are to be reissued) to the registered holder, then said holder need not and should not endorse any tendered Old Debentures. In any other case, such holder must either properly endorse the Old Debentures tendered or transmit a properly completed assignment with this Letter of

Transmittal, with the signatures on the endorsement or assignment guaranteed by an Eligible Institution.

      If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Debentures listed, such Old Debentures must be endorsed or accompanied by appropriate assignments, in each case signed as the name of the registered holder or holders appears on the Old Debentures.

      If this Letter of Transmittal (or facsimile hereof) or any Old Debentures or assignments are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

      Endorsements on Old Debentures or signatures on assignments required by this Instruction 4 must be guaranteed by an Eligible Institution.

      Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Debentures tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(b) if such Old Debentures are tendered for the account of an Eligible Institution.

  5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Debentures or substitute Old Debentures for any principal amount of Old Debentures not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Debentures pursuant to the Exchange Offer.
If, however, certificates representing New Debentures or Old Debentures not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Debentures pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures listed in this Letter of Transmittal.

  7. FORM W-9. Any Holder who tenders his Old Debentures is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 31 percent federal income tax withholding on any payment made to holders of the New Debentures and a $50 penalty imposed by the Internal Revenue Service. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

  8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Debenture tendered.

  9. MUTILATED, LOST, STOLEN OR DESTROYED OLD CERTIFICATES. Any tendering Holder whose certificate(s) representing Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                         (DO NOT WRITE IN SPACE BELOW)
================================================================================
        CERTIFICATE             OLD DEBENTURES            OLD DEBENTURES
        SURRENDERED                TENDERED                  ACCEPTED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Delivery Prepared by:
                      --------------------------

Checked by:
            ------------------------------------

Date:
      ------------------------------------------

                       NOTICE OF GUARANTEED DELIVERY FOR

                              SILGAN HOLDINGS INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Silgan Holdings Inc. (the "Issuer") made pursuant to the Prospectus, dated ____________, 1997 (the "Prospectus"), if certificates for Old Debentures of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to The First National Bank of Chicago (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the Exchange Offer, either (i) a completed, signed and dated Letter of Transmittal (or facsimile thereof) together with the certificates representing all tendered Old Debentures, or (ii) an Agent's Message delivered in connection with a book-entry transfer, and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Deliver to:
               The First National Bank of Chicago, Exchange Agent

        By Registered Mail, Certified Mail,       By Facsimile:
        Overnight Courier or Hand Delivery:       (212) 240-8938

         The First National Bank of Chicago       Confirm by Telephone:
         c/o First Chicago Trust                  (212) 240-8801
               Company of New York
         14 Wall Street
         8th Floor, Window 2
         New York, New York 10005
         Attn:  Corporate Trust Administration

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old

Debentures set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering holder of Old Debentures set forth in the Letter of Transmittal.


 Principal Amount of Old          If Old Debentures will be delivered by
 Debentures Tendered:             book-entry transfer to Depository Trust
                                  Company, provide account number:
 -------------------------------

 Certificate Nos. (if             Account Number
 available):                                    -------------------------------

 -------------------------------

 Total Principal Amount
 Represented by Old Debenture
 Certificate(s):

 -------------------------------

--------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH, INCAPACITY OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

--------------------------------------------------------------------------------


                                PLEASE SIGN HERE


--------------------------------------  ----------------------------------------
                                                        (Date)

--------------------------------------  ----------------------------------------
Signature(s) of Registered Holder(s)                    (Date)
or Authorized Signatory


Area Code and Telephone Number:
                               ------------------------

     Must be signed by the holder(s) of Old Debentures as their name(s) appear(s) on certificates for Old Debentures or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      Please print name(s) and address(es)

Name(s):
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                   (Please Print)

Capacity:
         -----------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                 (Include Zip Code)

                                   GUARANTEE


     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the aggregate principal amount of Old Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) (except with respect to a Holder who tenders via Book-Entry Confirmation and an Agent's Message) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.



--------------------------------------   ---------------------------------------
             Name of Firm                         Authorized Signature

--------------------------------------   ---------------------------------------
               Address                                   Title
                                         Name:
--------------------------------------        ----------------------------------
              Zip Code                              (Please Type or Print)

Area Code and Telephone No.                           Dated:
                           -------------------------        --------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD DEBENTURES WITH THIS FORM. CERTIFICATES FOR OLD DEBENTURES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.